POWER OF ATTORNEY


     WHEREAS, the undersigned officers and directors of Dialogic Corporation desire to authorize Howard G. Bubb, Thomas G. Amato and Theodore M. Weitz to act as their attorneys-in-fact and agents, for the purpose of executing and filing an Annual Report on Form 10-K, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard G. Bubb, Thomas G. Amato and Theodore M. Weitz, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Dialogic Corporation Annual Report on Form 10-K for the year ended December 31, 1997, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 25 day of February, 1998.

   SIGNATURE                                    TITLE

/s/Howard G.Bubb
______________________           President, Chief Executive Officer and Director
Howard G. Bubb

                                 Director
/s/Kenneth J. Burkhardt
______________________
Kenneth J. Burkhardt, Jr.


/s/Masao Konomi
______________________           Director
Masao Konomi

                                 Director
/s/John N. Lemasters
_____________________
John N. Lemasters

                                 Director
/s/Francis G. Rodgers
_____________________
Francis G. Rodgers

                                 Director
/s/James J. Shinn
_____________________
James J. Shinn


/s/Nicholas Zwick
_____________________            Director
Nicholas Zwick

/s/Thomas G. Amato
______________________________   Treasurer,  Vice President and Chief Financial
                                 Officer(Chief Financial and Accounting Officer)
Thomas G. Amato